SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 6, 2003

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                                   KROLL INC.
             (Exact name of registrant as specified in its charter)



            Delaware                      000-21629               31-1470817
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)



              900 Third Avenue
                New York, NY                                          10022
   (Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (212) 593-1000

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Item 5.     Other Events.

      On March 6, 2003, Kroll Inc. (the "Company") executed agreements with Fleet National Bank ("Fleet") providing a revolving credit facility of up to $25 million for a term of three years (the "Credit Facility"). The Company's obligations under the Credit Facility are guaranteed by its domestic subsidiaries. The Credit Facility is secured by a security interest in substantially all of the assets of the Company and its material domestic subsidiaries and a pledge of the stock of the Company's material domestic subsidiaries and 65% of the stock of certain of the foreign subsidiaries of the Company and its domestic subsidiaries.

      Borrowings under the Credit Facility will bear interest, at the Company's election, at a rate per annum equal to (1) the prime rate of Fleet, plus 0.00% or (2) LIBOR plus 2.00%. During the term of the Credit Facility, the Company will pay Fleet a quarterly fee equal to the product of 0.375% per annum and the unused portion of the line of credit. The credit agreement requires the Company to maintain a minimum level of EBITDA and net income and maximum leverage and liabilities requirements and contains restrictions on the incurrence of additional debt, the creation of any liens, certain acquisitions, distributions to certain subsidiaries and other affirmative and negative covenants customarily contained in debt agreements of this type.

      The Credit Facility contains events of default customary for a facility of this type.

      At March 7, 2003, the Company had not borrowed any money under the Credit Facility.

      The foregoing discussion is qualified by reference to the full text of the agreements evidencing the Credit Facility, which are filed as exhibits to this report on Form 8-K and are incorporated herein by reference in their entirety.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)   Exhibits

      99.1 Loan Agreement dated as of March 6, 2003, by and between Kroll Inc. and Fleet National Bank, as Lender.

      99.2 Pledge Agreement dated as of March 6, 2003, by and among Kroll Inc. each of its subsidiaries that is a signatory thereto and Fleet National Bank

      99.3 Security Agreement dated as of March 6, 2003 by and among Kroll Inc., each of its subsidiaries that is a signatory thereto and Fleet National Bank.

      99.4 Trademark Security Agreement dated as of March 6, 2003 by and among Kroll Inc., each of its subsidiaries that is a signatory thereto and Fleet National Bank.

      99.5 Revolving Credit Note dated as of March 6, 2003 by Kroll Inc. in favor of Fleet National Bank.

      99.6 Guaranty dated as of March 6, 2003 by each of the subsidiaries that is a signatory thereto in favor of Fleet National Bank.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   KROLL INC.


                                   By: /s/ Sabrina H. Perel
                                      ------------------------------------
                                      Name:  Sabrina H. Perel
                                      Title: Vice President, General Counsel
                                             and Secretary


Date:  March 7, 2003



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